EXHIBIT 10.1




                        ALLIED WASTE NORTH AMERICA, INC.


                 EACH ENTITY LISTED ON SCHEDULE A, AS GUARANTORS


                                  $600,000,000


                      8 7/8% Senior Secured Notes due 2008


                               Purchase Agreement


                                January 25, 2001





                     Credit Suisse First Boston Corporation

                                    JP Morgan

                            Salomon Smith Barney Inc.

                         Deutsche Banc alex. brown Inc.

                              Lehman Brothers Inc.

                                 UBS Warburg LLC

                              ABN Amro Incorporated

                          Banc One Capital Markets Inc.

                            CIBC World Markets Corp.

                      Credit Lyonnais Securities (USA) Inc.

                          First Union securities, inc.

                             Fleet Securities, Inc.

                                       and

                            SCOTIA CAPITAL (USA) INC.



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                $600,000,000 8 7/8% SENIOR SECURED NOTES DUE 2008

                                       OF

                        ALLIED WASTE NORTH AMERICA, INC.

                               PURCHASE AGREEMENT


CREDIT SUISSE FIRST BOSTON CORPORATION
JP MORGAN
SALOMON SMITH BARNEY INC.
DEUTSCHE BANC ALEX. BROWN INC.
LEHMAN BROTHERS INC.
UBS WARBURG LLC
ABN AMRO INCORPORATED
BANC ONE CAPITAL MARKETS INC.
CIBC WORLD MARKETS CORP.
CREDIT LYONNAIS SECURITIES (USA) INC.
FIRST UNION SECURITIES, INC.
FLEET SECURITIES, INC.
SCOTIA CAPITAL (USA) INC.
c/o Credit Suisse First Boston Corporation
     11 Madison Avenue
     New York, New York 10010

Dear Sirs:

Allied Waste North America, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Credit Suisse First Boston Corporation (acting through its affiliate Donaldson, Lufkin & Jenrette Securities Corporation)*, JP Morgan (a division of Chase Securities Inc.), Salomon Smith Barney Inc., Deutsche Banc Alex. Brown Inc., Lehman Brothers Inc., UBS Warburg LLC, ABN AMRO Incorporated, Banc One Capital Markets Inc., CIBC World Markets Corp., Credit Lyonnais Securities (USA) Inc., First Union Securities, Inc., Fleet Securities, Inc. and Scotia Capital (USA) Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers") $600,000,000 in aggregate principal amount of its 8 7/8% Senior Secured Notes due 2008 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to a Series Supplement (the "Supplement"), to be dated as of the Closing Date (as defined below), to an indenture (collectively with the Supplement, the "Indenture"), among the Company, the Guarantors (as defined below) and U.S. Bank and Trust, N.A. (the "Trustee").


--------------------------------
 * In this Agreement, all references to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") shall refer to DLJ until such time (currently anticipated to be February 5, 2001) as Credit Suisse First Boston Corporation ("CSFBC") succeeds to DLJ's business, whether by merger, sale of assets or otherwise, at which time "DLJ" will mean CSFBC, which shall be considered the successor of DLJ hereunder and shall be treated as having assumed DLJ's obligations hereunder, including those under Section 3.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 8 7/8% Series B Senior Secured Notes due 2008 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Guarantees thereof and (ii) if required, a shelf registration statement for the Series B Notes pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statement") relating to the resale by certain holders of the Series A Notes and to use its reasonable best efforts to cause such Registration Statement to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Series A Notes and the Series B Notes issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Guarantees") by each of the entities listed on Schedule A hereto (each, a "Guarantor" and, collectively, the "Guarantors").

                  The Notes will be secured by a first priority lien on: (i) all the Capital Stock of all of Browning-Ferris Industries, Inc.'s ("BFI") domestic Restricted Subsidiaries (the "Domestic Pledged Stock"); (ii) 65% of the Capital Stock of all of BFI's foreign Restricted Subsidiaries (the "Foreign Pledged Stock") and (iii) all tangible and intangible assets (other than real property) currently owned by BFI and all of BFI's domestic Restricted Subsidiaries (collectively, the "Assets" and, along with the Domestic Pledged Stock and the Foreign Pledged Stock, the "Collateral"). BFI and its subsidiaries that own the Collateral (the "Grantor Subsidiaries") will enter into an amendment to the Shared Collateral Pledge Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (the "Shared Collateral Pledge Agreement"), and an amendment to the Shared Collateral Security Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (the "Shared Collateral Security Agreement") and an amendment to the Collateral Trust Agreement, dated July 30, 1999, among the Company, BFI, the Grantor Subsidiaries and the Collateral Trustee (the "Collateral Trust Agreement" and, along with the Shared Collateral Pledge Agreement and Shared Collateral Security Agreement, the "Shared Collateral Agreements"), providing for the grant by BFI and the Grantor Subsidiaries to the Collateral Trustee for the ratable benefit of the Holders of the Notes of security in the Collateral.

                  This Agreement, the Indenture, the Notes, the Guarantees, the Registration Rights Agreement and the Shared Collateral Agreements are hereinafter sometimes referred to collectively as the "Operative Documents." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

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

1.       Offering Circular.

                  The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantors have prepared a preliminary offering circular, dated January 22, 2001 (including any information and documents incorporated by reference therein, the "Preliminary Offering Circular") and a final offering circular, dated January 25, 2001 (including any information and documents incorporated by reference therein, the "Offering Circular"), relating to the Series A Notes and the Guarantees.

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                  "This NOTE (or its predecessor) was originally issued in a transaction exempt from registration under the United States Securities Act of 1933 (the "Securities Act"), and this NOTE may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. Each purchaser of this NOTE is hereby notified that the seller of this NOTE may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A thereunder.

         The holder of this NOTE agrees for the benefit of the Company that (A) this NOTE may be offered, resold, pledged or otherwise transferred, only (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (ii) outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iv) in accordance with any applicable securities laws of any state of the United States, and (B) the holder will, and each subsequent holder is required to, notify any purchaser of this NOTE from it of the resale restrictions referred to in (A) above."


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

2.       Agreements to Sell and Purchase.

                  On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the principal amounts of the Series A Notes set forth opposite the name of such Initial Purchaser on Schedule C hereto at a purchase price equal to 98.25% of the principal amount thereof (the "Purchase Price").

3.       Terms of Offering.

                  The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Circular, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes are "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), and (ii) non-U.S. persons (as "U.S. person" is defined in Regulation S under the Act) in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as "Eligible Purchasers"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

4.       Delivery and Payment.

(a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Latham & Watkins or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on January 30, 2001 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "Closing Date."

(b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Notes"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

5.       Agreements of the Company and the Guarantors.
         --------------------------------------------

                  Each of the Company and the Guarantors hereby agrees with the Initial Purchasers as follows:


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

(a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Circular or the Offering Circular untrue or that requires any additions to or changes in the Preliminary Offering Circular or the Offering Circular in order to make the statements therein not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Circular and the Offering Circular, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Circular and the Offering Circular, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

(c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Circular is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Circular of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the reasonable request of any of the Initial Purchasers, any amendment or supplement to the Offering Circular which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

(d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when such Offering Circular is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Circular to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Circular so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Circular will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

(e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Circular, the Offering Circular or Exempt Resales, in any jurisdiction in which it is not now so subject.

(f)      [Intentionally omitted.]

(g) So long as any of the Series A Notes remain outstanding and during any period prior to the completion of the Exchange Offer in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

(h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A

Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the reasonable fees and disbursements of the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as specifically provided in this Section, and Sections 8 and 11 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Series A Notes by them, and any advertising expenses connected with any offers they may make.

(i) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

(j) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

(k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Guarantees (other than (i) the Notes and the Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

(l) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes or the Guarantees to the Initial Purchasers or to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes or the Guarantees under the Act.

(m) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Guarantees.

(n) To cause (or, to the extent provided in the Registration Rights Agreement, to use its reasonable best efforts to cause) the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

(o) To comply with all of its agreements set forth in the Registration Rights Agreement.

(p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees.

6. Representations, Warranties and Agreements of the Company and the Guarantors.
   ----------------------------------------------------------------------------

                  As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, the Initial Purchasers that:

(a) The Preliminary Offering Circular and the Offering Circular do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Circular or the Offering Circular (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

(b) Each of Allied Waste Industries, Inc. ("Allied") and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Circular and the Offering Circular and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole (a "Material Adverse Effect").

(c) All outstanding shares of capital stock of Allied and the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

(d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of Allied. All of the outstanding shares of capital stock of each of the subsidiaries of Allied have been duly authorized and validly issued and

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

are fully paid and non-assessable, and are owned by Allied , directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"), except for Liens (i) to be created in connection with the issuance of the Notes, (ii) as otherwise disclosed in the Offering Circular, and (iii) which could not reasonably be expected to have a Material Adverse Effect, and each Subsidiary of the Company (other than Global Indemnity Assurance and Commercial Reassurance Limited) will be a "Restricted Subsidiary" within the meaning of the Indenture.

(e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Circular.

(h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity).

(i) The Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). On the Closing Date, the Guarantees to be endorsed on the Series A Notes will conform in all material respects to the description thereof contained in the Offering Circular.

(j) The Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity). When the Series B Notes are issued, authenticated and delivered, the Guarantees to be endorsed on the Series B Notes will conform in all material respects to the description thereof in the Offering Circular.

(k) On the Closing Date, the amendments to the Shared Collateral Agreements will have been duly authorized by the Company, BFI and the Grantor Subsidiaries, and upon execution and delivery by the Company, BFI and the Grantor Subsidiaries (assuming due execution and delivery by the Collateral Trustee), will be valid and binding obligations of the Company, BFI and the Grantor Subsidiaries, enforceable against the Company, BFI and the Grantor Subsidiaries, as applicable, in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principals of general applicability. On the Closing Date, the Shared Collateral Agreements, as amended, will conform in all material respects to the description thereof in the Offering Circular.

(l) The amendments to the Shared Collateral Agreements, when executed and delivered by the Company, BFI and the Grantor Subsidiaries to the Collateral Trustee will be effective to create in favor of the Collateral Trustee for the benefit of the Holders of the Notes as security for the Obligations, an equal and ratable sharing of the perfected security interest held by the Collateral Trustee under the uniform commercial code as in effect in the State of New York on the date of the Shared Collateral Agreements (the "NY UCC") pursuant to the Shared Collateral Agreements in (i) the Domestic Pledged Stock, (ii) the Foreign Pledged Stock and (iii) the Assets in which a security interest may be perfected under the NY UCC by filing a financing statement in the offices specified in the Shared Collateral Security Agreement.

(m) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally,
(ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (iii) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Circular.

(n) Neither Allied nor any of its subsidiaries is (x) in violation of its respective charter or by-laws or (y) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, which violation or default, in the case of this clause (y), could reasonably be expected to have a Material Adverse Effect.

(o) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby, thereby and by the Offering Circular will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Allied or any of its subsidiaries, (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Allied and its subsidiaries, taken as a whole, to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound, or, in the case of this clause (iii), which violation or default could reasonably be expected to have a Material Adverse Effect, (iv) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Allied, any of its subsidiaries or their respective property, (v) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Allied or any of its subsidiaries is a party or by which Allied or any of its subsidiaries or their respective property is bound which Lien could reasonably be expected to have a Material Adverse Effect, or (vi) result in the termination, suspension or revocation of any Authorization (as defined below) of Allied or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization which termination, suspension or revocation could reasonably be expected to have a Material Adverse Effect.

(p) Except as set forth in the Offering Circular, there are no legal or governmental proceedings pending or threatened to which Allied or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

(q) Except as set forth in the Offering Circular, neither Allied nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(s) Each of Allied and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

(t) The accountants, Arthur Andersen LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Circular and the Offering Circular, are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Exchange Act.

(u) The historical financial statements, together with related schedules and notes forming part of the Offering Circular (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Allied and its subsidiaries on the basis stated in the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Circular (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(v) Neither Allied nor the Company is, and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Circular, neither of them will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

(w) There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include securities of the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.

(x) Neither Allied nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

(y) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

(z) Since the respective dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and
(iii) neither Allied nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

(aa) Each of the Preliminary Offering Circular and the Offering Circular, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

(bb) To the knowledge of the Company, when the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, neither issue of the Series A Notes nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

(cc) To the knowledge of the Company, no form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes and the Guarantees contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes or the Guarantees have been issued and sold by the Company or the Guarantors within the six-month period immediately prior to the date hereof.

(dd) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

(ee) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Circular will contain the disclosure required by Rule 902(g)(2).

(ff) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions (it being understood that no representation is made as to the actions of the Initial Purchasers).

(gg) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act (it being understood that no representation is made as to the actions of the Initial Purchasers).

(hh) No registration under the Act of the Series A Notes or the Guarantees is required for the sale of the Series A Notes and the Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

(ii) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

(jj) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.

(kk) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the Guarantees, or suspends the sale of the Series A Notes or the Guarantees in any jurisdiction referred to in
Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Guarantees in any jurisdiction referred to in Section 5(e).

                  The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to

Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

7.       Initial Purchaser's Representations, Warranties and Covenants.

                  Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

(a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

(b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to
(x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, and (y) in offshore transactions in reliance upon Regulation S under the Act.

(c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the

United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

(e) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

(f) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

"The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

(g) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees.

(h) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

(i) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

8.       Indemnification.

(a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), the Preliminary Offering Circular or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to
Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser provided that the indemnification contained in this paragraph (a) shall not inure to the benefit of the Initial Purchasers (or to the benefit of any person controlling the Initial Purchasers) with respect to any preliminary Offering Circular on account of any such loss, claim, damage, liability or expense arising from the sale of the Series A Notes by the Initial Purchasers to any person if a copy of the Offering Circular (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) shall not have been delivered or sent to such person and each untrue statement of a material fact contained in, and each omission or alleged omission of a material fact from, such Preliminary Offering Circular was corrected in the Final Offering Circular (as so amended or supplemented) and it shall have been determined that any Initial Purchaser and each person, if any, who controls such Initial Purchaser would not have incurred such losses, claims, damages, liabilities and expenses had the Final Offering Circular been delivered or sent.

(b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Circular or the Offering Circular.

(c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Credit Suisse First Boston Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be obligated to indemnify and hold harmless any indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected without the indemnified party's written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

(d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Circular. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
Section 8(d) were determined by pro rata allocation even if the Initial Purchasers were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

(e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

9.       Conditions of Initial Purchaser's Obligations.

                  The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

(a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

(b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended negative change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

(c) Since the respective dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of Allied and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of Allied or any of its subsidiaries and (iii) neither Allied nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Circular.

(d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company and each of the Guarantors, confirming the matters set forth in Sections 6(y), 9(a) and 9(b) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

(e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Fried,

Frank, Harris, Shriver & Jacobson, counsel for the Company and the Guarantors, to the effect set forth on Exhibit A attached hereto and an opinion of Steven Helm, Vice President and General Counsel of the Company to the effect set forth on Exhibit B attached hereto. In addition, you shall have received opinions (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of counsel to the Company and the Guarantors (satisfactory to you and counsel for the Initial Purchasers) as to such matters as you may reasonably request with respect to Guarantors organized outside the states of New York and Delaware which are identified as Significant Subsidiaries (within the meaning of Rule1-02 of Regulation 5-X under the Act) in an officer's certificate addressed to you and dated the Closing Date.

                  The opinion of Fried, Frank, Harris, Shriver & Jacobson described in Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein.

(f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

(g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Circular.

(h) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

(i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture, including all supplements thereto relating to the Series A Notes, which shall have been entered into by the Company, the Guarantors and the Trustee.

(j) The Company and the Guarantors shall have executed the Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

(k) The Company, BFI and the Grantor Subsidiaries shall have entered into the amendments to the Shared Collateral Agreements and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company, BFI and the Grantor Subsidiaries.

(l) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

(m) The Company shall have amended the Credit Facility to: (i) permit the Company and the Guarantors to incur the debt under the Notes and the Guarantees and to secure the Notes and Guarantees with the Collateral; (ii) change certain financial covenants; and (iii) provide for the reduction of the amount of available credit under the Company's $1.5 billion revolving credit facility by $200 million to $1.3 billion upon the satisfactory consummation of the American Ref-Fuel transaction (as described in the Preliminary Offering Circular).

10.      Effectiveness of Agreement and Termination.

                  This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                  This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Circular, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of Allied and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule C bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any

Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Circular or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

11.      Miscellaneous.

                  Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to 15880
N. Greenway-Hayden Loop, Suite 100, Scottsdale, AZ 85260, (480) 627-2700 and
(ii) if to the Initial Purchasers, c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 10010, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations and warranties of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

                  If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company and the Guarantors shall be liable for all expenses which they have agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.


                                 Very truly yours,

                                 ALLIED WASTE NORTH AMERICA, INC.


                                 By:     /s/ G. THOMAS ROCHFORD, JR.
                                      ----------------------------------
                                      G. Thomas Rochford, Jr.
                                      Treasurer



                                 ALLIED WASTE INDUSTRIES, INC.


                                 By:      /s/ G. THOMAS ROCHFORD, JR.
                                      -----------------------------------
                                      G. Thomas Rochford, Jr.
                                      Treasurer



                                 EACH ENTITY LISTED ON SCHEDULE A,
                                 as Guarantors


                                 By:      /s/ G. THOMAS ROCHFORD, JR.
                                      ------------------------------------------
                                      G. Thomas Rochford, Jr.
                                      Treasurer



                       [SIGNATURES CONTINUE ON NEXT PAGE]

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written by Credit Suisse First Boston Corporation on behalf of the Initial Purchasers.

Credit Suisse First Boston Corporation


By:
   ----------------------------------------------
     Name:
     Title:


DONALDSON LUFKIN & JENRETTE
SECURITIES CORPORATION


By:
   ----------------------------------------------
     Name:
     Title:

                                   SCHEDULE A

                                   Guarantors

                                   SCHEDULE B

                                  Subsidiaries

                                   SCHEDULE C

                                                         Principal
                                                         Amount of
Initial Purchaser                                     Series A Notes
--------------------------------------------------- --------------------

Credit Suisse First Boston Corporation1................ $150,000,000

JP Morgan............................................... 150,000,000

Salomon Smith Barney Inc................................ 120,000,000

Deutsche Banc Alex. Brown Inc........................... 120,000,000

Lehman Brothers Inc....................................... 5,143,000

UBS Warburg LLC  5,143,000

ABN AMRO Incorporated..................................... 5,143,000

Banc One Capital Markets Inc.............................. 5,143,000

CIBC World Markets Corp................................... 5,143,000

Credit Lyonnais Securities (USA) Inc...................... 5,143,000

First Union Securities, Inc............................... 5,143,000

Fleet Securities, Inc..................................... 5,143,000

Scotia Capital (USA) Inc.................................. 5,142,000

Total ................................................. $600,000,000
                                                        ============








----------------------------
1 Acting through its affiliate Donaldson, Lufkin & Jenrette Securities Corporation.

                                    EXHIBIT A

           FORM OF OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON

(i) each of the Company, Allied and its subsidiaries identified on Schedule B attached hereto with an asterisk ("*") (Allied and each other Guarantor, an "Identified Guarantor"), is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Circular and to own, lease and operate its properties (such counsel being entitled to rely in respect of the opinion in this clause upon a certificate(s) of public officials and opinions of local counsel, and in respect of matter of fact upon certificates of officers of the Company or the Identified Guarantors, as the case may be);

(ii) the Series A Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

(iii) the Guarantees of the Identified Guarantors have been duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, each of the Guarantees of the Identified Guarantors endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Identified Guarantors, enforceable in accordance with its terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

(iv) assuming that (A) each of the Guarantors other than the Identified Guarantors (the "Other Guarantors") is a corporation or partnership validly existing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Guarantees and (C) each of the Guarantees of the Other Guarantors has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, and when the Series A Notes are executed in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, each of the Guarantees of the Other Guarantors endorsed thereon will be entitled to the benefits of the Indenture and will be a valid and binding obligation of each of the Other Guarantors, enforceable against each of the Other Guarantors in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

(v) the Indenture has been duly authorized, executed and delivered by the Company and each Identified Guarantor and is a valid and binding agreement of the Company and each Identified Guarantor, enforceable against the Company and each Identified Guarantor in accordance with its terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

(vi) assuming that (A) each of the Other Guarantors is a corporation or partnership validly existing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Indenture and (C) the Indenture has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, the Indenture constitutes a valid and binding agreement of each of the Other Guarantors, enforceable against each of the Other Guarantors in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equity defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

(vii) this Agreement has been duly authorized, executed and delivered by the Company and the Identified Guarantors;

(viii) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Identified Guarantors and is a valid and binding agreement of the Company and each Identified Guarantor, enforceable against the Company and each Identified Guarantor in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

(ix) assuming that (A) each of the Other Guarantors is a corporation or partnership validly existing under the laws of each of the Other Guarantors' respective state of incorporation or formation, (B) each of the Other Guarantors has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement and
(C) the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Other Guarantors under the laws of each of the Other Guarantors' respective state of incorporation or formation, the Registration Rights Agreement constitutes a valid and binding obligation of each of the Other Guarantors, enforceable against each Other Guarantor in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally, (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity) and (z) the qualification that rights to indemnification or contribution may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

(x) the Series B Notes has been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be valid and binding obligations of the Company, enforceable in accordance with their terms subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and (y) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies (whether such principles are considered in a proceeding at law or equity);

(xi) the descriptions under the captions "Description of Notes" and "Certain United States Federal Tax Consequences in the Offering Circular, insofar as such description constitute a summary of the legal matters or documents referred to therein, fairly summarizes the matters referred to therein;

(xii) the issue and sale of the Notes and the compliance by the Company and each of the Guarantors with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (except as described in the Offering Circular) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which Allied or any of its subsidiaries is party or by which the Allied or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (this opinion being limited to (x) those agreements which have been identified to us in an Officer's Certificate of the Company as being the agreements to which the Company, Allied or any of the Company's subsidiaries is party, or to which any of their respective businesses or assets is subject, that are material to the financial condition or results of operations of the Company, Allied and the Company's subsidiaries taken as a whole and (y) in that such counsel need not express any opinion with respect to any such conflict, breach or violation not readily ascertainable from the face of any such agreement, or arising under or based upon any cross-default provision insofar as it relates to a default under an agreement not so identified or arising under or based upon any covenant of a financial or numerical nature or requiring computations) nor will such actions result in any violation of the provisions of (a) the Certificate of Incorporation or By-laws of Allied or the Company and any Identified Guarantor, (b) any statute, rule or regulation of any governmental agency or authority of the United States or of the State of New York or under the Delaware General Corporation Law (the "DGCL"), and (c) any order of any court binding upon the Company or any of its subsidiaries (this opinion being limited to (x) those orders, judgments and decrees which have been identified to us in an Officer's Certificate of the Company as being all of the orders, judgments and decrees that are material to the financial condition or results of operations of the Company, Allied and the Company's subsidiaries taken as a whole and (y) in that such counsel need not express an opinion with respect to any such violation not readily ascertainable from the face of any such court order); nor will such actions require any consent, approval authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the states);

(xiii) neither the Company nor any Identified Guarantor is and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Circular, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

(xiv) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

(xv) no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(ee), (ff) and (gg) of this Agreement;

(xvi) assuming that (A) each of the Grantor Subsidiaries other than the Grantor Subsidiaries that are (y) incorporated or formed in the State of New York or Delaware and (z) Allied's Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X under the Act) (the "Other Grantor Subsidiaries") is a corporation or partnership validly existing under the laws of each of the Other Grantor Subsidiaries' respective state of incorporation or formation, (B) each of the Other Grantor Subsidiaries has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Shared Collateral Agreements and (C) each of the Other Grantor Subsidiaries has duly authorized, executed and delivered each of the Shared Collateral Agreements under the laws of each of the Other Grantor Subsidiaries' respective state of incorporation or formation, on the Closing Date, the amendments to the Shared Collateral Agreements will have been duly authorized by the Company, BFI and the Grantor Subsidiaries, and upon execution and delivery by the Company, BFI and the Grantor Subsidiaries (assuming due execution and delivery by the Collateral Trustee), will be valid and binding obligations of the Company, BFI and the Grantor Subsidiaries, enforceable against the Company, BFI and the Grantor Subsidiaries, as applicable, in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principals of general applicability. On the Closing Date, the Shared Collateral Agreements, as amended, will conform in all material respects to the description thereof in the Offering Circular;

(xvii) assuming that (A) each of the Other Grantor Subsidiaries is a corporation or partnership validly existing under the laws of each of the Other Grantor Subsidiaries' respective state of incorporation or formation, (B) each of the Other Grantor Subsidiaries has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the Shared Collateral Agreements and (C) each of the Other Grantor Subsidiaries has duly authorized, executed and delivered each of the Shared Collateral Agreements under the laws of each of the Other Grantor Subsidiaries' respective state of incorporation or formation, the amendments to the Shared Collateral Agreements, when executed and delivered by the Company, BFI and the Grantor Subsidiaries to the Collateral Trustee will be effective to create in favor of the Collateral Trustee for the benefit of the Holders of the Notes as security for the Obligations, an equal and ratable sharing of the perfected security interest held by the Collateral Trustee under the uniform commercial code as in effect in the State of New York on the date of the Shared Collateral Agreements (the "NY UCC") pursuant to the Shared Collateral Agreements in (i) the Domestic Pledged Stock, (ii) the Foreign Pledged Stock and (iii) the Assets in which a security interest may be perfected under the NY UCC by filing a financing statement in the offices specified in the Shared Collateral Security Agreement;

(xviii) such counsel shall state that in the course of the preparation by the Company of the Offering Circular, it participated in conferences with certain of the officers and representatives of, and the independent public accountants for, Allied and the Company, at which the contents of the Offering Circular were discussed. Between the date of the Offering Circular and the time of delivery of this opinion, such counsel shall also state that it participated in additional conferences with certain of the officers and representatives of, and independent public accountants for, Allied and the Company at which the contents of the Offering Circular were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the process, such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular, except to the extent provided in paragraph (xi) above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to therein, including information obtained from officers and other representatives of, and the independent public accountants for the Company, no facts have come to such counsel's attention that cause them to believe that the Offering Circular, as of its date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of the proceedings described in the second sentence of this paragraph that cause them to believe that the Offering Circular, as of the date and time of delivery of the opinion, contains an untrue statement or a material fact or omits to the state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need not express any view or belief, however, with respect to financial statements, the notes or schedules thereto, pro forma data or other financial information included in or omitted from the Offering Circular.

                                                                       EXHIBIT B

                      FORM OF OPINION OF STEVEN HELM, ESQ.

(i) each of the Company and the Identified Guarantors is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(ii) all the outstanding shares of capital stock of Allied have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

(iii) all of the outstanding shares of capital stock of each of Allied's Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X under the
Act) have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by Allied, free and clear of any Lien except as otherwise disclosed in the Offering Circular;

(iv) to the best of such counsel's knowledge, after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which Allied or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

(v) to the best of such counsel's knowledge, neither Allied nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

(vi) to the best of such counsel's knowledge, each of Allied and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Allied and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect; and

(vii) to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include securities of the Company or any Guarantor with the Notes and Guarantees registered pursuant to any Registration Statement.







                                      B-2